United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

RedRoller Holdings, Inc.

(Formerly Aslahan Enterprises Ltd.)

(Exact name of registrant as specified in its charter)

Delaware	333-133987	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 123, 2498 West 41st Avenue

Vancouver, British Columbia, V6 M 2A7

(Address of principal executive offices with zip code)

604-551-6699

(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

_______________________________________________________________________________________________________________________________________________

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 29th, 2007, RedRoller Holdings Inc. filed a certificate of amendment to its Certificate of Incorporation (the "Charter Amendment"), which became effective as of the same date. The Charter Amendment was approved on October 29th, 2007 by RedRoller stockholders. The Certificate of Incorporation of RedRoller Holdings Inc. has been amended by changing articles numbered "Third, Fourth and Fifth" and adding articles numbered "Sixth, Seventh, Eighth, Ninth, Tenth and Eleventh". A copy of the certificate of amendment and the amended Certificate of Incorporation of RedRoller Holdings Inc. can be found in attached Exhibit 3.1 and Exhibit 3.2 respectively.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description

3.1	Certificate of Amendment of Certificate of Incorporation of RedRoller Holdings, Inc. (a Delaware corporation) and Certificate of Incorporation of RedRoller, Inc. (a Delaware corporation)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: RedRoller Holdings, Inc.

Signed: /s/ Tina Sangha

Name: Tina Sangha

Title: President

Date: November 7, 2007